ForeInvestors Choice Variable Annuity – I Share

Supplement dated February 12, 2018 to your

Prospectus dated May 1, 2017

AB VPS Global Bond Portfolio

At a Board meeting held February 6-7, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. approved the liquidation and termination of the AB VPS Global Bond Portfolio on or about April 20, 2018 (the “Liquidation Date”).

On or about the close of business on April 20, 2018:

•                  Contract Value.  If any of your Contract Value is invested in the AB VPS Global Bond Portfolio Sub-Account, the Contract Value will be automatically transferred into the Invesco V.I. Government Money Market Fund Sub-Account.  You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date;

•                  Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the AB VPS Global Bond Portfolio Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account;

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from the AB VPS Global Bond Portfolio Sub-Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed.

Upon completion of the liquidation, all information and references to the AB VPS Global Bond Portfolio are deleted from your prospectus.

This Supplement Should be Retained for Future Reference.

FIC-I-021218-FL